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                                                                    EXHIBIT 21.1


                                  SUBSIDIARIES

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
DOMESTIC OPERATING SUBSIDIARIES
- - -------------------------------

BBN BARRNET Inc.                        (a Massachusetts corporation, 100% owned
                                        by BBN Internet Services Corporation)

BBN HARK Systems Corporation            (a Massachusetts corporation, 100% owned
                                        by BBN)

BBN Internet Services Corporation       (a Massachusetts corporation, 98%
                                        owned by BBN)

BBN NEARNET Inc.                        (a Massachusetts corporation, 100% owned
                                        by BBN Internet Services Corporation)

BBN Software Products Corporation       (a Massachusetts corporation, 100%
                                        owned by BBN)

LightStream Corporation                 (a Massachusetts corporation, 80% owned
                                        by BBN)

OTHER DOMESTIC SUBSIDIARIES
- - ---------------------------

BBN Advanced Computers Inc.             (a Massachusetts corporation)

BBN Corporation                         (a Massachusetts domestic securities
                                        corporation)

BBN Delta Graphics Inc.                 (a Washington corporation)

BBN Inc.                                (a Maine corporation)

BBN Instruments Corporation             (a Delaware corporation)

Realtech Corporation                    (a Massachusetts corporation)

FOREIGN SUBSIDIARIES
- - --------------------

BBN Canada Limited                      (a Canadian corporation)

BBN Deutschland GmbH                    (a German corporation)

BBN International Sales Corporation     (a U.S. Virgin Islands foreign
                                        sales corporation)

BBN Manufacturing H.K. Limited          (a Hong Kong corporation)

BBN Pty Limited                         (an Australian corporation)

BBN S.A.                                (a French corporation)

BBN U.K. Limited                        (a United Kingdom corporation)

Nihon BBN K.K.                          (a Japanese corporation)
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